CHASE
                                     GROWTH
                                      FUND

                                 Annual Report
                            Dated September 30, 2002

                      Chase Investment Counsel Corporation
                               300 Preston Avenue
                                   Suite 403
                      Charlottesville, Virginia 22902-5091

                             Advisor: 434-293-9104
                      Shareholder Servicing: 888-861-7556

                               CHASE GROWTH FUND

November 7, 2002

Dear Fellow Shareholders:

  As I write this annual review, over 1,000 shareholders have $64 million invested in our Chase Growth Fund (NASDAQ: CHASX). We appreciate the trust all of you have placed in our management and I want to extend a special welcome to the new shareholders since my May 16th letter.

  For the year ended September 30, 2002 our fund had a total return of -6.36% (pretax) and -6.46% (after tax) compared with -20.48% for the fully invested Standard & Poor's 500 Composite Stock Price Index (the S&P 500), -22.51% for the Russell 1000(R) Growth Index, and -21.30% for the Lipper Large-Cap Growth Funds Index.

  Although the Chase Growth Fund is an equity fund, during this past year we continued to partially cushion your portfolio against the risks and volatility of this stock market by investing 18.1% on average in interest bearing cash
equivalents and U.S. Treasury Bills and Agencies.   On September 30, our fund
was invested in 39 stocks ranging in market capitalization from $219 billion (Wal-Mart) to $2.8 billion (Ross Stores).

  Over the past year the stock market continued to suffer one of its worst declines. Most of our equities declined at least moderately. Our five best performing stocks were Apollo Group +55.0%, United Health Group +31.2%, AutoZone Inc. +20.6%, Tenet Healthcare +19.4%, and Harley Davidson +19.1%. A few new purchases made during the year also helped performance: Best Buy +32.0%, L3 Communications +23.5%, and Carnival Corp. +19.7%.

  Although it was another difficult year, we are pleased that Lipper Analytics found the Chase Growth Fund to be the second best performing Large Cap Growth Fund in its universe for the one year ended 9/30/02 (683 funds) and the three years ended 9/30/02 (453 funds).

  Our investment process combines fundamental, quantitative, and technical research. We seek good quality companies that are leaders in their industries and enjoy above average, sustainable earnings growth with strong balance sheets to support that growth. The Chase Growth Fund (CGF) portfolio includes a diversified group of companies that we believe represent relatively outstanding investment opportunities. As shown in the accompanying charts, we compare the characteristics of our fund's stocks to the S&P 500. CGF stocks have enjoyed more consistent and substantially higher five-year average annual earnings per share growth rates of 16% vs. 6% for the S&P. They are significantly more profitable with a Return on Equity of 26% vs. 14%, and have stronger balance sheets with Debt to Total Capital of 33% vs. 38%. On average, they sell at an 18% lower price/earnings multiple than the S&P 500 (21.7X vs. 26.5X) based on estimated 2002 reported earnings. Our stocks are selling at only 1.34 times their five year historical growth rates compared to 4.50 times for the S&P 500. Similarly they sell at 1.02 times their projected reinvestment rates compared to
4.08 times for the S&P 500.

September 30, 2002    CHASE GROWTH FUND STOCKS VS. S&P 500

                                   Chase Growth Fund Stocks       S&P 500
                                   ------------------------       -------
Last 5 Year Earnings Growth*<F1>              16%                    6%
Return on Equity                              26%                   14%
Reinvestment Rate                             21%                    7%
Debt/Total Capital                            33%                   38%
Weighted Avg. Cap. (Billion)                  39.4                  70.9
Weighted Avg. Beta (Volatility)                 .94                  1.00
Price/Earnings Estimated 2002                 21.7                  26.5

Source: Chase Investment Counsel Corporation. This information is based on certain assumptions and historical data and is not a prediction of future results for the Fund or companies held in the Fund's portfolio. *<F1>CICC normalized reported earnings, S&P 500 normalized operating earnings; S&P 500 reported earnings growth 3.6%.

September 30, 2002          FUNDAMENTALS AND RATIOS

                       P/E TO FIVE-YEAR HISTORICAL GROWTH
                       ----------------------------------
                    Chase Growth Fund                    1.34
                    Russell 1000 Growth                  1.61
                    S&P 500                              4.50

                       P/E TO PROJECTED REINVESTMENT RATE
                       ----------------------------------
                    Chase Growth Fund                    1.02
                    Russell 1000 Growth                  1.28
                    S&P 500                              4.08

  During this past fiscal year we continued to avoid most technology stocks. On September 30, 2002 that sector comprised just 3% of our portfolio, the same as a year earlier, as we continued to emphasize more reasonably priced growth stocks which we believed would have better defensive characteristics. That strategy resulted in much less of a decline (-6.36%) for FY 9/30/02 than the -21.31% experienced by the Lipper Large-Cap Growth Funds Index.

  The economy is struggling with a very modest recovery. The stock market reflects a tug of war between deflationary forces caused by excess capacity, rigorous competition and excess debt which is depressing profits, and the aggressive Federal Reserve policy of lower interest rates and huge expansion of liquidity (money supply). As long as all the major indexes continue to sell below their 200 day moving averages, we assume the stock market is still in a secular decline.

  Bearish analysts sometimes refer to the Japanese Nikkei as a possible disaster scenario, which could happen here, but they fail to mention that even that horrendous decline included three recovery rallies, which exceeded 50%.
Our economy is much broader and healthier than Japan's. Even if you focus on "the Wealth Effect", the substantial decline in equity values has been partially offset by increases in real estate. The Federal Reserve recently reported that household net worth as of the second quarter of 2002 was $40.1 trillion, which was down only 5.5% from its $42.4 trillion peak in 1999.

  At the October lows the market was very oversold. It is currently benefiting from the November-April favorable seasonal period as well as the four-year election cycle. Since 1914 the average rise from the 22 mid-term election year lows (assume Dow 7286 on 10/9/02 this year) to the next year highs averaged 50%. Even if the long-term trend is still down, we believe it would be normal for the market to experience a mini bull rally through year-end and perhaps well into next year. However, until valuations improve we will remain cautious.

  Valuation is still excessive by historical norms. On October 31st, Ned Davis Research estimated total common stock market capitalization stood at 92.5% of nominal GDP. While that is down substantially from its March 2000 peak of 171.5%, it is still very high compared to ratios of 86.5% and 79.2% respectively at the 1929 and 1973 peaks.

  We believe our investment strategy with a well defined investment process that involves significant valuation and technical parameters seeking attractive growth stocks at a reasonable price will continue to perform relatively well for the intermediate term. We are not going to speculate on depressed stocks for which earnings have little or no visibility, but we think taking advantage of weakness in good quality growth stocks is a sounder long term strategy than buying stocks with little or no growth, many of which are cyclical and face rough competition from worldwide excess capacity. We are in a Buy and Sell market as opposed to a Buy and Hold one. The recent volatility in the stock market (for instance between Memorial Day and Labor Day, 57% of the total trading sessions involved 200 point swings in the Dow) demonstrates the need for a consistent investment discipline that has proven itself over several market cycles.

  Chase Investment Counsel Corp. now manages over $1-1/2 billion for clients in 27 states. The Chase Growth Fund is managed by the same investment team and senior portfolio managers, David Scott and myself, that manage our large separate accounts. As a moderate size firm, we have much more flexibility in buying and selling large and mid-cap stocks without a significant market impact. We remain tax sensitive. There will be no taxable capital gains distributions this year and we have established significant capital losses to help offset any capital gains that are taken next year.

  As the largest individual shareholder, I assure you that we will be working very hard to find, analyze and invest in relatively attractive stocks. The officers and employees of Chase Investment Counsel Corp., most of whom are fellow shareholders, appreciate your confidence and we look forward to a long investment relationship together. While we have already eliminated Amgen and Tenet Healthcare, listed below are the 10 largest holdings as of September 30, 2002.

                                TOP 10 HOLDINGS
                    1. Procter & Gamble           6. Sysco
                    2. UnitedHealth Group         7. Lowe's Cos. Inc.
                    3. Anheuser Busch             8. AutoZone Inc.
                    4. Tenet Healthcare           9. AFLAC Inc.
                    5. HCA Inc.                  10. Amgen Inc.

/s/Derwood S. Chase, Jr.

Derwood S. Chase, Jr., President
Chase Investment Counsel Corporation

Performance Figures of the fund and indexes referenced represent past performance and are not indicative of future performance of the fund or the indexes. Returns include reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment.

The Chase Growth Fund's after tax performance figures are as follows:

                                Pre-liquidation     Post-liquidation
                                ---------------     ----------------
One year:                           -6.46%              -3.90%
Since inception (12/2/97):           6.35%               5.27%

The Russell 1000(R) Growth Index performance was -22.51% for one year and -5.42% since inception of the Fund.

Indexes do not incur expenses and are not available for investment. Please see page 4 of the annual report for further performance information.

Fund holdings are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments in the annual report for fund holdings.

                               CHASE GROWTH FUND

 Comparison of the change in value of a hypothetical $10,000 investment in the Chase Growth Fund versus the S&P 500 Composite Stock Price Index and the Lipper
                          Large Cap Growth Fund Index.

                     Chase          S&P 500 Composite       Lipper Large Cap
    Date          Growth Fund       Stock Price Index       Growth Fund Index
    ----          -----------       -----------------       -----------------
   12/2/97          $10,000              $10,000                 $10,000
  12/31/97          $10,200              $10,172                 $10,136
   3/31/98          $11,432              $11,591                 $11,620
   6/30/98          $11,602              $11,973                 $12,211
   9/30/98          $10,691              $10,782                 $10,955
  12/31/98          $13,224              $13,079                 $13,833
   3/31/99          $13,884              $13,731                 $14,930
   6/30/99          $14,155              $14,698                 $15,491
   9/30/99          $13,674              $13,781                 $14,856
  12/31/99          $16,747              $15,831                 $18,650
   3/31/00          $17,478              $16,194                 $20,166
   6/30/00          $16,948              $15,763                 $18,694
   9/30/00          $17,708              $15,610                 $18,382
  12/31/00          $17,238              $14,390                 $14,981
   3/31/01          $15,503              $12,683                 $11,676
   6/30/01          $15,899              $13,425                 $12,462
   9/30/01          $14,438              $11,453                  $9,986
  12/31/01          $14,872              $12,679                 $11,406
   3/31/02          $15,228              $12,714                 $11,116
   6/30/02          $14,710              $11,010                  $9,358
   9/30/02          $13,519               $9,108                  $7,859

                          Average Annual Total Return
                                                                   Since
                                           One                   Inception
                                           Year                  (12/2/97)
                                           ----                  ---------
Chase Growth Fund                         -6.36%                   6.44%
S&P 500 Composite Stock
  Price Index                            -20.48%                  -1.92%
Lipper Large Cap Growth
  Fund Index                             -21.30%                  -4.87%

Past performance is not predictive of future performance. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of fund shares.) Returns include reinvestment of dividends and capital gain distributions. Mutual fund investing involves risks; loss of principal is possible.

*<F2> The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

*<F3> The Lipper Large-Cap Growth Fund Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Large-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified large-cap funds universe average. The funds in this index have a similar investment objective as the Chase Growth Fund.

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2002

  Shares       COMMON STOCKS: 83.51%                              Market Value
  ------       ---------------------                              ------------
               BEVERAGE: 6.95%
     38,300    Anheuser-Busch Companies, Inc.                      $ 1,937,980
     26,400    PepsiCo, Inc.                                           975,480
     26,500    The Pepsi Bottling Group, Inc.                          620,100
                                                                   -----------
                                                                     3,533,560
                                                                   -----------

               BIOTECHNOLOGY: 2.94%
     35,800    Amgen, Inc.*<F4>                                      1,492,860
                                                                   -----------

               CONGLOMERATES: 1.79%
     16,100    United Technologies Corp.                               909,489
                                                                   -----------

               DEFENSE: 2.55%
     15,900    General Dynamics Corp.                                1,293,147
                                                                   -----------

               DENTAL SUPPLIES: 1.87%
     10,900    DENTSPLY International, Inc.                            437,853
     10,000    Patterson Dental Co.*<F4>                               511,800
                                                                   -----------
                                                                       949,653
                                                                   -----------

               DRUGS: 4.13%
     24,700    Johnson & Johnson                                     1,335,776
     11,400    Teva Pharmaceutical Industries, Ltd.#<F5>               763,800
                                                                   -----------
                                                                     2,099,576
                                                                   -----------

               ENERGY/OIL/GAS/COAL: 3.06%
     17,300    ConocoPhillips                                          799,952
     44,600    Suncor Energy, Inc.                                     755,970
                                                                   -----------
                                                                     1,555,922
                                                                   -----------

               FINANCE/BANKS: 5.79%
     16,700    Fifth Third Bancorp                                   1,022,541
     16,900    North Fork Bancorporation, Inc.                         639,496
     26,600    Wells Fargo & Co.                                     1,281,056
                                                                   -----------
                                                                     2,943,093
                                                                   -----------

               FINANCIAL SERVICES - DIVERSIFIED: 5.57%
      8,100    Ambac Financial Group, Inc.                             436,509
     22,600    H&R Block, Inc.                                         949,426
     15,500    SLM Corp.                                             1,443,670
                                                                   -----------
                                                                     2,829,605
                                                                   -----------

               FINANCIAL SERVICES - MORTGAGE RELATED: 1.77%
     19,100    Countrywide Credit Industries, Inc.                     900,565
                                                                   -----------

               FOOD: 3.08%
     55,200    Sysco Corp.                                           1,567,128
                                                                   -----------

               HEALTH CARE BENEFITS: 5.77%
     24,000    UnitedHealth Group, Inc.                              2,093,280
     11,400    WellPoint Health Networks Inc.*<F4>                     835,620
                                                                   -----------
                                                                     2,928,900
                                                                   -----------

               HOSPITALS: 6.40%
     33,700    HCA, Inc.                                             1,604,457
     33,300    Tenet Healthcare Corp.*<F4>                           1,648,350
                                                                   -----------
                                                                     3,252,807
                                                                   -----------

               HOUSEHOLD PRODUCTS: 4.40%
     25,000    The Procter & Gamble Co.                              2,234,500
                                                                   -----------

               INFORMATION SERVICES: 2.64%
     13,100    ChoicePoint, Inc.*<F4>                                  466,884
     31,200    First Data Corp.                                        872,040
                                                                   -----------
                                                                     1,338,924
                                                                   -----------

               INSURANCE - LIFE: 2.95%
     48,800    AFLAC, Inc.                                           1,497,672
                                                                   -----------

               LEISURE TIME: 0.95%
     10,400    Harley-Davidson, Inc.                                   483,080
                                                                   -----------

               MEDIA & ADVERTISING: 2.32%
     16,300    Gannett Company, Inc.                                 1,176,534
                                                                   -----------

               MEDICAL SUPPLIES & EQUIPMENT: 2.44%
     15,700    Lincare Holdings, Inc.*<F4>                             487,328
     21,100    St. Jude Medical, Inc.*<F4>                             753,270
                                                                   -----------
                                                                     1,240,598
                                                                   -----------

               RETAIL - APPAREL: 1.02%
     14,600    Ross Stores, Inc.                                       520,344
                                                                   -----------

               RETAIL - DEPARTMENT STORES: 1.66%
     21,600    Sears Roebuck & Co.                                     842,400
                                                                   -----------

               RETAIL - DISCOUNT: 2.84%
     29,300    Wal-Mart Stores, Inc.                                 1,442,732
                                                                   -----------

               RETAIL - DRUG STORES: 2.88%
     47,500    Walgreen Co.                                          1,461,100
                                                                   -----------

               RETAIL - HOME IMPROVEMENT: 3.04%
     37,300    Lowe's Companies, Inc.                                1,544,220
                                                                   -----------

               RETAIL - SPECIALTY: 2.98%
     19,200    AutoZone, Inc.*<F4>                                   1,514,112
                                                                   -----------

               SERVICE COMPANIES: 1.72%
     20,100    Apollo Group, Inc. - Class A*<F4>                       872,943
                                                                   -----------

               Total Common Stocks (Cost $41,951,725)               42,425,464
                                                                   -----------

  Principal
    Amount     U.S. GOVERNMENT AGENCY: 6.25%
  ---------    -----------------------------
               FEDERAL HOME LOAN BANK
 $1,000,000    5.08%, 10/14/05                                       1,078,486
  2,000,000    4.375%, 2/15/05                                       2,099,060
                                                                   -----------
               Total U.S. Government Agency (Cost $3,008,711)        3,177,546
                                                                   -----------

Shares/Principal
     Amount    SHORT-TERM INVESTMENTS: 11.56%
-------------  ------------------------------
  3,870,712    Federated Cash Trust Treasury
                 Money Market (Cost $3,870,712)                      3,870,712
  2,000,000    US Treasury Bill 2.044% on
                 10-03-2002 (Cost $1,999,771)                        1,999,771
                                                                   -----------

               Total Short-Term Investments (Cost $5,870,483)        5,870,483
                                                                   -----------

               Total Investments in Securities
                 (Cost $50,830,919): 101.32%                        51,473,493
               Liabilities in Excess of Other Assets: (1.32%)         (670,454)
                                                                   -----------
               Net Assets: 100.00%                                 $50,803,039
                                                                   -----------
                                                                   -----------

*<F4>  Non-income producing security.
#<F5>  American Depository Receipt.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES AT SEPTEMBER 30, 2002

ASSETS
   Investments in securities, at value
     (identified cost $50,830,919)                                 $51,473,493
   Cash                                                                    193
   Receivables
       Fund shares issued                                              995,041
       Dividends and interest                                           58,198
   Prepaid expenses                                                     10,906
                                                                   -----------
           Total assets                                             52,537,831
                                                                   -----------

LIABILITIES
   Payables
       Securities purchased                                          1,654,813
       Due to Advisor                                                   41,910
   Accrued expenses                                                     38,069
                                                                   -----------
           Total liabilities                                         1,734,792
                                                                   -----------

NET ASSETS                                                         $50,803,039
                                                                   -----------
                                                                   -----------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  [$50,803,039/3,823,146 shares outstanding;
  unlimited number of shares (par value $0.01) authorized]         $     13.29
                                                                   -----------
                                                                   -----------

COMPONENTS OF NET ASSETS
   Paid-in capital                                                 $56,297,899
   Accumulated net realized loss on investments                     (6,137,434)
   Net unrealized appreciation on investments                          642,574
                                                                   -----------
           Net assets                                              $50,803,039
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED SEPTEMBER 30, 2002

INVESTMENT INCOME
   Income
       Dividends (net of withholding tax of $461)                  $   389,489
       Interest                                                         87,474
                                                                   -----------
           Total income                                                476,963
                                                                   -----------

   Expenses
       Advisory fees (Note 3)                                          411,604
       Administration fees (Note 3)                                     82,316
       Transfer agent fees                                              31,347
       Fund accounting fees                                             28,888
       Audit fees                                                       19,328
       Registration fees                                                15,845
       Custody fees                                                     14,650
       Legal fees                                                       10,484
       Printing and mailing fees                                         5,715
       Directors fees                                                    4,938
       Miscellaneous                                                     3,670
       Insurance fees                                                    3,460
                                                                   -----------
           Total expenses                                              632,245
           Less: advisory fee waiver (Note 3)                          (22,832)
                                                                   -----------
           Net expenses                                                609,413
                                                                   -----------
           NET INVESTMENT LOSS                                        (132,450)
                                                                   -----------

REALIZED AND UNREALIZED GAIN / (LOSS) ON INVESTMENTS
   Net realized loss from security transactions                     (3,672,556)
   Net change in unrealized appreciation on investments                378,745
                                                                   -----------
       Net realized and unrealized loss on investments              (3,293,811)
                                                                   -----------
           NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS    $(3,426,261)
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    Year                Year
                                                                   Ended               Ended
                                                               Sept. 30, 2002      Sept. 30, 2001
                                                               --------------      --------------
NET DECREASE IN NET ASSETS FROM
OPERATIONS
   Net investment (loss) / income                               $  (132,450)        $   105,721
   Net realized loss on security transactions                    (3,672,556)         (2,118,432)
   Net change in unrealized
     appreciation / (depreciation) on investments                   378,745          (4,407,077)
                                                                -----------         -----------
       NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS      (3,426,261)         (6,419,788)
                                                                -----------         -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income                                            (93,602)            (12,092)
   Net realized gain on security transactions                             0            (354,500)
                                                                -----------         -----------
       TOTAL DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS            (93,602)           (366,592)
                                                                -----------         -----------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Net increase in net assets derived from net change
     in outstanding shares (a)<F6>                               20,400,438          17,577,485
                                                                -----------         -----------
       Total increase in net assets                              16,880,575          10,791,105
                                                                -----------         -----------

NET ASSETS
Beginning of year                                                33,922,464          23,131,359
                                                                -----------         -----------
END OF YEAR (includes undistributed net investment income
  of $0 and $93,582 in 2002 and 2001, respectively)             $50,803,039         $33,922,464
                                                                -----------         -----------
                                                                -----------         -----------

(a)<F6>  A summary of share transactions is as follows:

                                                Year                          Year
                                               Ended                         Ended
                                         September 30, 2002            September 30, 2001
                                     -------------------------     -------------------------
                                     Shares    Paid in Capital     Shares    Paid in Capital
                                     ------    ---------------     ------    ---------------
Shares sold                         1,704,839    $24,117,264      1,140,433    $18,568,377
Shares issued on reinvestments
  of distributions                      6,122         88,765         21,496        365,223
Shares redeemed                      (271,112)    (3,805,591)       (85,942)    (1,356,115)
                                    ---------    -----------      ---------    -----------
Net increase                        1,439,849    $20,400,438      1,075,987    $17,577,485
                                    ---------    -----------      ---------    -----------
                                    ---------    -----------      ---------    -----------

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended       Dec. 2, 1997*<F7>
                                             Sept. 30,      Sept. 30,      Sept. 30,      Sept. 30,          through
                                                2002           2001           2000           1999        Sept. 30, 1998
                                              --------       --------       --------       --------      --------------
Net asset value,
  beginning of period                          $14.23         $17.69         $13.66         $10.68           $10.00
                                               ------         ------         ------         ------           ------

Income from investment operations:
     Net investment (loss) / income             (0.05)#<F8>     0.05          (0.01)         (0.05)           (0.01)
     Net realized and unrealized
       gain / (loss) on investments             (0.85)         (3.28)          4.04           3.03             0.70
                                               ------         ------         ------         ------           ------
Total from investment operations                (0.90)         (3.23)          4.03           2.98             0.69
                                               ------         ------         ------         ------           ------

Less distributions:
     From net investment income                 (0.04)         (0.01)            --             --            (0.01)
     From net realized gain                      0.00          (0.22)            --             --               --
                                               ------         ------         ------         ------           ------
Total distributions                             (0.04)         (0.23)            --             --            (0.01)
                                               ------         ------         ------         ------           ------

Net asset value, end of period                 $13.29         $14.23         $17.69         $13.66           $10.68
                                               ------         ------         ------         ------           ------
                                               ------         ------         ------         ------           ------

TOTAL RETURN                                   (6.36%)       (18.47%)        29.50%         27.90%            6.91%++<F10>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $50,803        $33,922        $23,131         $9,140           $4,010

Ratio of expenses to average net assets:
     Before expense reimbursement               1.53%          1.57%          1.70%          2.37%            3.98%+<F9>
     After expense reimbursement                1.48%          1.48%          1.48%          1.48%            1.47%+<F9>

Ratio of net investment (loss) / income to
  average net assets:
     After expense reimbursement               (0.32%)         0.34%         (0.06%)        (0.59%)          (0.17%)+<F9>

Portfolio turnover rate                        96.06%         94.84%         73.94%         62.49%           54.49%

  *<F7>  Commencement of operations.
  #<F8>  Based on average shares outstanding.
  +<F9>  Annualized.
++<F10>  Not Annualized.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS AT SEPTEMBER 30, 2002

NOTE 1 - ORGANIZATION

    The Chase Growth Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is growth of capital and it intends to achieve its objective by investing primarily in common stocks of domestic companies with large market capitalizations of $10 billion and above. The Fund began operations on December 2, 1997.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

    A. Security Valuation: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

    B. Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

    C. Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from generally accepted accounting principles. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

    D. Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    For the year ended September 30, 2002, Chase Investment Counsel Corporation (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended September 30, 2002, the Fund incurred $411,604 in Advisory Fees.

    The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay the Fund's operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.48% of average net assets (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are a Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund's expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to a Fund's payment of current ordinary operating expenses. For the year ended September 30, 2002, the Advisor reduced its fees in the amount of $22,832; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $203,715 at September 30, 2002. Cumulative expenses subject to recapture expire as follows:

                         Year                   Amount
                         ----                   ------
                         2003                  $120,289
                         2004                  $ 60,594
                         2005                  $ 22,832

    U.S. Bancorp Fund Services, LLC, formerly Investment Company Administration, LLC, (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

   Fund asset level                           Fee rate
   ----------------                           --------
   Less than $15 million                      $30,000
   $15 million to less than $50 million       0.20% of average daily net assets
   $50 million to less than $100 million 0.15% of average daily net assets $100 million to less than $150 million 0.10% of average daily net assets
   More than $150 million                     0.05% of average daily net assets

    Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

    Certain officers of the Fund are also officers of the Administrator and the Distributor.

NOTE 4 - SECURITIES TRANSACTIONS

    For the year ended September 30, 2002, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $54,883,499 and $34,002,446, respectively.

NOTE 5 - INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

    As of September 30, 2002, the components of net assets on a tax basis were as follows:

    Cost of investments                               $50,830,919
                                                      -----------
                                                      -----------
    Gross tax unrealized appreciation                 $ 3,195,528
    Gross tax unrealized depreciation                  (2,552,954)
                                                      -----------
    Net tax unrealized appreciation                   $   642,574
                                                      -----------
                                                      -----------
    Capital loss carryforward expiring 2010           $(3,440,852)
                                                      -----------
                                                      -----------

    At September 30, 2002, the Fund had deferred capital losses occurring subsequent to October 31, 2001 of ($2,696,582). For tax purposes, such losses will be reflected in the year ending September 30, 2003.

    Net investment loss differs for financial statement and tax purposes due to differing treatments of net operating losses.

    The tax composition of dividends during the year ended September 30, 2002 was as follows:

    Ordinary income                                   $    93,602
                                                      -----------
                                                      -----------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Chase Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Chase Growth Fund, series of Advisor Series Trust (the "Fund") at September 30 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the period from December 2, 1997 (commencement of operations) to September 30, 1998 was audited by other independent accountants whose report dated October 23, 1998 expressed an unqualified opinion on those financial highlights.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

New York, New York
November 23, 2002

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. Unless noted otherwise, each person has held the position listed for a minimum of five years. The SAI includes additional information about the Fund's officers and trustees and is available, without charge, upon request by calling the advisor.

                                                        INDEPENDENT TRUSTEES
                                                        --------------------
                                                                                                    # OF FUNDS
                         POSITION    TERM OF OFFICE                                                 IN COMPLEX
                         HELD WITH   AND LENGTH OF     PRINCIPAL OCCUPATION                         OVERSEEN    OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS    THE TRUST   TIME SERVED       DURING PAST FIVE YEARS                       BY TRUSTEE  HELD BY TRUSTEE
---------------------    ---------   --------------    ----------------------                       ----------  -------------------
Walter E. Auch           Trustee     Indefinite Term   Management Consultant.                       Sixteen     Nicholas-Applegate
(Born 1921)                                                                                                     Funds, Salomon
2020 E. Financial Way                Since 1997                                                                 Smith Barney
Glendora, CA 91741                                                                                              Funds, Bayan
                                                                                                                Strategic Realty
                                                                                                                Trust, Legend
                                                                                                                Properties,
                                                                                                                Pimco Advisors LLP,
                                                                                                                and Senele Group

James Clayburn           Trustee     Indefinite Term   Dean Emeritus, John E. Anderson              Sixteen     The Payden &
LaForce                                                Graduate School of Management,                           Rygel Investment
(Born 1927)                          Since             University of California, Los Angeles.                   Group, PIC
2020 E. Financial Way                March 2002                                                                 Investment Trust,
Glendora, CA 91741                                                                                              PIC Small Cap
                                                                                                                Portfolio, PIC
                                                                                                                Balanced Portfolio,
                                                                                                                PIC Growth
                                                                                                                Portfolio, PIC Mid
                                                                                                                Cap Portfolio,
                                                                                                                Provident
                                                                                                                Investment Counsel
                                                                                                                Institutional Money
                                                                                                                Market Fund,
                                                                                                                Black Rock Funds,
                                                                                                                Jacobs Engineering,
                                                                                                                Timken Co.,
                                                                                                                Concervex

Donald E. O'Connor       Trustee     Indefinite Term   Financial Consultant; formerly Executive     Sixteen     The Parnassus Fund
(Born 1936)                                            Vice President and Chief  Operating                      The Parnassus
2020 E. Financial Way                Since 1997        officer of ICI Mutual Insurance                          Income Fund
Glendora, CA 91741                                     Company (until January, 1997); Vice                      The Forward Funds
                                                       President, Operations, Investment
                                                       Company Institute (until July, 1993).

George J. Rebhan         Trustee     Indefinite Term   Retired; formerly President, Hotchkis        Sixteen     E*Trade Funds
(Born 1934)                                            and Wiley Funds (mutual funds)
2020 E. Financial Way                Since             from 1985 to 1993.
Glendora, CA 91741                   March 2002

George T. Wofford III    Trustee     Indefinite Term   Senior Vice President, Information           Sixteen     Not Applicable
(Born 1939)                                            Services, Federal Home Loan Bank
2020 E. Financial Way                Since 1997        of San Francisco.
Glendora, CA 91741

                                                  INTERESTED TRUSTEES AND OFFICERS
                                                  --------------------------------
                                                                                                    # OF FUNDS
                                                                                                    IN COMPLEX  OTHER
                         POSITION    TERM OF OFFICE                                                  OVERSEEN   DIRECTORSHIPS
                         HELD WITH   AND LENGTH OF     PRINCIPAL OCCUPATION                         BY TRUSTEE  HELD BY
NAME, AGE AND ADDRESS    THE TRUST   TIME SERVED       DURING PAST FIVE YEARS                       OR OFFICER  TRUSTEE OR OFFICER
---------------------    ---------   --------------    ----------------------                       ----------  ------------------
Eric M. Banhazl          Trustee &   Indefinite Term   Senior Vice President, U.S. Bancorp Fund     Sixteen     None
(Born 1957)              President                     Services, LLC, the Fund's administrator
2020 E. Financial Way                Since 1997        (since July, 2001); Treasurer, Investec
Glendora, CA 91741                                     Funds; formerly, Executive Vice President,
                                                       Investment Company Administration,
                                                       LLC (ICA) (The Fund's former
                                                       administrator).

John S. Wagner           Treasurer   Indefinite Term   Assistant Vice President Compliance and      Sixteen     None
(Born 1965)                                            Administration, U.S. Bancorp Fund
615 E. Michigan Street               Since             Services, LLC since June 1999.
Milwaukee, WI 53202                  September 2002

Chad E. Fickett          Secretary   Indefinite Term   Compliance Administrator, U.S. Bancorp       Sixteen     None
(Born 1973)                                            Fund Services, LLC since July 2000.
615 E. Michigan Street               Since
Milwaukee, WI 53202                  March 2002

                                    ADVISOR
                      Chase Investment Counsel Corporation
                         300 Preston Avenue, Suite 403
                         Charlottesville, VA 22902-5091

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                            615 East Michigan Street
                              Milwaukee, WI 53202

                                 TRANSFER AGENT
                          Fund Services, Incorporated
                         1500 Forest Avenue, Suite 111
                              Richmond, VA  23229

                                   CUSTODIAN
                                U.S. Bank, N.A.
                           425 Walnut Street M/L 6118
                              Cincinnati, OH 45202

                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                          1177 Avenue of the Americas
                               New York, NY 10036

                                 LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker, LLP
                      515 South Flower Street, 25th Floor
                             Los Angeles, CA 90071

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus please call 1-888-861-7556.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.